EXHIBIT 10.15

LEASE AGREEMENT

COLUMBIA 100/ CORPORATE CENTER
LEASE AGREEMENT (Office)

THIS LEASE AGREEMENT (hereinafter called the "Lease"), made this 3rd day of October, 2007, by and between COLUMBIA 100, LLC (hereinafter called "Landlord"), and Bay National Bank,  (hereinafter called "Tenant").

WITNESSETH:  That in consideration of the rents, covenants and agreements contained herein, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Premises containing approximately 3,211 square feet which Premises are outlined on Exhibit "A", attached hereto and made a part hereof, (hereinafter called the "Premises"), for the term, upon the rentals, and subject to the terms and conditions hereinafter set forth.  The Premises are located within the Building (the “Building”) known as 8820 Columbia 100 Parkway, Columbia, MD 21045.

SECTION 1.  DEFINED TERMS

As used herein the following capitalized terms have the meaning indicated:

A.	BUILDING:		Columbia 100 Corporate Center 8820 Columbia 100 Parkway Columbia, MD 21045

B.	PARTIES:	a: LANDLORD ADDRESS:	COLUMBIA 100, LLC 8820 Columbia 100 Parkway, Suite 400 Columbia, Maryland 21045 (410) 884-1960
		b: TENANT ADDRESS:	Bay National Bank 8820 Columbia 100 Parkway, Suite 301 Columbia, MD 21045

C.	TENANT’S FLOOR AREA (Square Feet):		3,211 of leasable floor area. Tenant's Floor Area has been calculated by multiplying the usable square footage of the Premises by 113% (the "Common Area Factor")

D.	TERM:	5 Years

E.	RENEWALS:	Two (2) Options for Five (5) Years

F:	PERMITTED USE:	General Office

G:	ANNUAL BASIC RENT:	$25.35 Per Square Foot of the Premises, Per Annum

H:	ESCALATION:	3% Annually Over Previous Year’s Rent

I:	SECURITY DEPOSIT:	$6,783.24 (One Month’s Basic Rent)

J:	TRADE NAME:	Bay National Bank

K:	PRE-PAID RENT:	$6,783.24

L:	BROKER:	MacKenzie Commercial Real Estate Services

LIST OF EXHIBITS

A.           Lease Outline Drawing
B.           Landlord’s Workletter
C.           Commencement Date Agreement
D.           Rules and Regulations
E.           Hazardous Substances

SECTION 2.   PREMISES SPECIFICATIONS; LANDLORD’S WORK

(a)           Landlord shall deliver the Premises to Tenant with the work described on the attached Exhibit B (hereinafter, “Landlord’s Work”) substantially complete, meaning subject to punchlist items only.  Landlord shall diligently attempt to complete Landlord’s Work within 120 days of Landlord’s execution of the Lease. Landlord shall complete punchlist items within thirty (30) days of the Commencement Date.

(b)           Landlord may in its discretion, allow Tenant reasonable access to the Premises (normal business hours only) prior to the Commencement Date to allow Tenant to ready the Premises for its occupancy, provided that such entry shall be at the sole risk of Tenant and such access shall not interfere in any manner with Landlord’s Work. Tenant shall be liable to Landlord for Tenant's negligence or that of its agents and all work performed by Tenant or its agents shall be prior approved by and coordinated with Landlord and shall be performed in accordance with any required permits, applicable building codes/regulations (local, state, federal) and applicable law.

(c)           Except for latent defects which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same when the Landlord delivers possession of the Premises to Tenant, by its assumption of possession of the Premises the Tenant shall for all purposes hereof (but expressly subject to Landlord’s obligation to complete punchlist items) be deemed to have accepted the same and to acknowledge it to be in the condition provided for hereunder.

(d)           Any work or improvements to be made in the Premises in addition to Landlord's Work shall be done at Tenant's sole cost and shall be subject to the provisions of Section 12(b) below.

SECTION 3.   TERM

(a)  The term of this Lease (the “Term”) shall commence on the fifth (5th) day following the day on which Landlord's Work shall have been substantially completed, or the commencement of the Tenant's business at said Premises, whichever is the first to occur (the “Commencement Date”) and shall continue for the period of time specified in Section 1.D., plus the part of the month, if any, from the date of the commencement of the term to the first day of the first full calendar month of the term (the “Term”).  Each of the parties hereto agrees, upon the request of either made on or after the commencement of the Term, to promptly execute, acknowledge and deliver an instrument in the form attached hereto as “Exhibit C” setting forth the dates of commencement and the end of the Term.

SECTION 4.   USE OF PREMISES

Tenant shall, continuously during the Term, occupy and use the Premises for office purposes, and for no other purpose. No retail sales or unlicensed personal services are permitted. Personal services are hereinafter defined as services involving personal touching of the human body, unless personally conducted by a licensed medical doctor.

SECTION 5.   RENT

(a)  Tenant covenants and agrees to pay to Landlord, as basic rental for the Premises, the Annual Basic Rent set forth in Section 1.G.  The Annual Basic Rent shall be payable in advance on the first day of each calendar month during the Term without notice and without any set-off or deduction whatsoever. The Annual Basic Rent shall increase at the rate of 3% annually over the previous year’s rent.  If the Term shall commence on a date other than the first day of a month, the Annual Basic Rent for the period from the date of commencement of the term to the first day of the first full calendar month of the term shall be prorated and shall be payable on the first day of the Term.  Landlord hereby acknowledges receipt from Tenant of the Prepaid Rent representing payment of the Annual Basis Rent for the first month of the Term.  If Tenant shall default in any of its obligations to be performed prior to the Commencement Date, Landlord may retain the Prepaid Rent and apply it to any damages incurred by Landlord.

(b)  The first “rental year” of this Lease shall commence on the Commencement Date and shall end at the close of the twelfth full calendar month of the Term; thereafter, each rental year shall consists of periods of twelve full calendar months commencing with each anniversary of the first full calendar month of the Term or, at the end of the Term, the portion of such twelve full calendar months included in the Term.

(c)  Any and all other sums that may become payable by Tenant under this Lease including Tenant’s Share of Operating Costs, Tenant’s Share of Insurance and Tenant’s Share of Taxes shall be considered additional rent due hereunder (the “Additional Rent”) (the Annual Basic Rent and the Additional Rent are herein collectively referred to as the “Rent”).

(d)  Landlord shall be entitled to receive, and Tenant shall be obligated to pay, as additional rent hereunder upon demand, interest at the rate of eighteen percent (18%) per annum or the highest legal rate, whichever shall be less, upon any Annual Basic Rent or any Additional Rent which is not paid within five (5) business days of the date such Rent is due, such interest to begin to accrue on the date such Rent is due and to continue until the full amount of the Rent is paid.

SECTION 6. QUIET ENJOYMENT

(a)  Landlord hereby covenants and agrees that so long as Tenant complies with all the terms, covenants and provisions of this Lease, Tenant shall have the peaceful and quiet use of the Premises without let or hindrance on the part of Landlord and Landlord shall warrant and defend Tenant in such peaceful and quiet use and possession against the claims of all persons claiming by, through or under Landlord.

SECTION 7. SUBORDINATION, ESTOPPEL

(a) Tenant's rights under this Lease are, however, and shall always be subordinate to the operation and effect of any ground lease or mortgage,  deed of  trust  or similar security instrument thereinafter collectively called "Security Instrument" now or hereafter placed upon the land or buildings of which the Premises are a part,  or any part thereof,  by Landlord or any renewal, modification, consolidation, replacement or extension of any such Security Instrument, unless such secured party elects to have Tenant's interest hereunder superior to the lien of such Security Instrument; this clause shall be self-operative and no further  instrument  of  subordination  shall  be  required.    In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.    Tenant hereby institutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant.

(b) Tenant agrees, at any time, and from time to time, upon not less than ten (10) business days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying (i) the commencement and termination dates of the term of this Lease, (ii) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (iii) that Landlord has performed all of its obligations under the Lease and is not in breach of its obligations under the Lease, and (vi) the dates to which rent and other charges have been paid, it being intended that any such statement delivered pursuant to this provision may be relied upon by any prospective lender or purchaser of Landlord’s interest or holder of a Security Instrument or assignee of any Security Interest upon Landlord's estate in the Premises. Tenant requests a non-disturbance agreement from the Landlord.

SECTION 8.   COMMON AREAS

(a)  Landlord hereby grants to Tenant and Tenant’s employees, agents and invitees the nonexclusive right to use the interior and exterior common areas of the Building, including without limitation, halls, elevators, lobbies, entryways, restrooms, sidewalks, driveways, loading areas, parking areas and such other facilities as Landlord may, from time to time, make available for the common use of occupants of the Building (collectively the “Common Areas”).  Landlord shall have full and exclusive control, management and direction of the Common Areas.  Landlord shall further have the right to police the same and from time to time to change the location, layout and arrangement thereof; to restrict parking by tenants, their agents and employees; to designate employee parking areas; to construct surface, subterranean or elevated parking areas and facilities; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and such areas as,  in the use of good business judgment, Landlord shall determine to be advisable in order to improve or make more convenient the use thereof by tenants, their agents, employees and invitees.  It is furthermore understood and agreed that Landlord may from time to time reduce any parking areas, driveways and footways or any other exterior Common Areas by erecting thereon buildings or other structures or improvements of any kind, including, but not limited to extensions to the Building.

(b)  Tenant agrees to require its officers, employees and agents to park their automobiles only in such areas within the Building parking lot which is designated by Landlord for non-exclusive Tenant parking.  In the event Tenant or Tenant's officers, employees or agents park in an area other than such designated employee parking area, Landlord shall have the right to tow away such automobile and to charge Tenant with the towing, storage and all other costs incurred, payable within five (5) days after submission of a written statement by Landlord to Tenant setting forth such costs.

(c)  Landlord covenants and agrees that it provide reasonable illumination for the exterior Common Areas, and that it will keep the Common Areas in reasonable condition and repair.

(d)  Notwithstanding anything contained herein Landlord shall have no obligation to provide any security personnel or system to control the use of the Common Areas or the Premises and Tenant shall use same at Tenant’s sole risk.

SECTION 9.   ASSIGNMENT AND SUBLETTING

(a)  Tenant covenants and agrees not to assign this Lease in whole or in part, nor to sublease all or any part of the Premises nor permit other persons to occupy the Premises or any part thereof, nor to grant any license or concession for all or any part of the Premises, without the prior written consent of Landlord, such consent not unreasonably to be withheld or delayed provided the proposed assignee or sublessee has the financial resources to perform its obligations under this Lease, but which consent may be conditioned upon the agreement of the assignee not to violate any restriction which binds Landlord under any other lease for space within the Building. Any consent by Landlord to an assignment or subletting of this Lease shall not constitute a waiver of the necessity of such consent as to any subsequent assignment or subletting.  An assignment for the benefit of Tenant's creditors or otherwise by operation of law shall not be effective to transfer or assign Tenant's interest under this Lease unless Landlord shall have first consented thereto in writing.

(b)  In the event Tenant desires to assign this Lease or to sublease all or any substantial portion of the Premises, Landlord shall have the right and option to terminate this Lease, which right or option shall be exercisable by written notice from Landlord to Tenant within thirty (30) days from the date Tenant gives Landlord written notice of its desire to assign or sublease. Notwithstanding the foregoing, Landlord shall not have the right to terminate this Lease in the event that Tenant wishes to assign this Lease in connection with a sale of all or substantially all of the assets of Tenant, provided that the proposed assigned agrees (i) that it will continue to operate the business conducted by Tenant in the Premises in substantially the same manner as that conducted by Tenant and (ii) that it will be bound by and comply with all of the provisions of this Lease; and further provided that the net assets of the assignee shall be equal to or greater than the net assets of the Tenant at the time of assignment.  In the event of any assignment or sublease hereunder Tenant shall not be released of its obligations under the Lease.

SECTION 10.   REPAIRS

(a)  Landlord, at Landlord’s cost covenants and agrees to keep and maintain the roof and other exterior portions of the Building and Premises and the building systems which service the Premises in repair, provided that Tenant shall give Landlord notice of the necessity for such repairs, and provided that the damage thereto shall not have been caused by Tenant, its agents, employees, invitees or customers, in which event all repairs shall be at Tenant’s cost. Except as expressly set forth in this subparagraph, Landlord shall be under no liability for repair or maintenance of the Premises, or any part thereof.

(b)  Tenant covenants and agrees to keep the Premises, together with any equipment installed by Tenant in the Premises and equipment used by, or in connection with, the Premises, in good order and repair and to surrender the Premises at the expiration of the term broom clean and in as good condition as when received, ordinary wear and tear and damage by casualty or the elements excepted.

SECTION 11.   ELEVATORS, HEAT, ELECTRIC, CLEANING

As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall, if and insofar as facilities permit: (a) furnish heat or air conditioning to the Premises, when and as required on business days from 8:00 A.M. to 6:30 P.M. Monday through Friday and from 8:00 A.M. to 1:00 P.M. Saturdays (herein called "normal business hours"); b) electricity for normal office use, and (c) at Landlord's expense, provide evening janitorial and waste removal services to the Premises, provided the same are kept in order by Tenant.  Notwithstanding the foregoing, if at any time during the Term and any extension or renewal thereof, Landlord shall, after reasonable investigation, determine that the electrical use of Tenant, trash and similar waste generated by Tenant and/or emanating from the Premises is in excess of that of other standard office tenants within the Building leasing a premises of the same or similar size to that of the Premises, Landlord shall bill Tenant and Tenant shall pay to Landlord as additional Rent hereunder within thirty (30) days of the date of Landlord's invoice for the same, those costs and expenses of electricity, trash and similar waste generated by Tenant and/or emanating from the Premises.  Landlord shall have no responsibility to provide any services under (a) above except during normal business hours unless arrangements for after-hours services have been made pursuant to terms and conditions acceptable to Landlord and embodied in a separate written agreement between Landlord and Tenant.  Landlord reserves the right to stop service of the heating, air conditioning, elevator (if any), plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements, or improvements, which in the judgment of Landlord are desirable or necessary to be made, until said repairs, alterations, replacements, or improvements shall have been completed; additionally Landlord may terminate such services/utilities upon Tenant’s non-payment of rent.  Landlord shall have no responsibility or liability for failure to supply heat, air conditioning, elevator (if any), plumbing, cleaning, and electric service, during said period or when prevented from so doing by laws, orders, or regulations of any Federal, State, County or Municipal authority or by strikes, accidents or by any other cause whatsoever beyond Landlord's control.  Landlord's obligations to supply heat and air conditioning are subject to applicable laws and regulations as to energy conservation and other such restrictions.  In the event that Tenant should require supplemental heat or air conditioning service for the Premises, any maintenance/utility cost required for such supplemental service shall be performed by Landlord but the cost of such maintenance shall be paid by Tenant as additional rent.

SECTION 12. TENANT'S OPERATIONS; RULES AND REGULATIONS

(a)  Tenant covenants and agrees that it will use, maintain and occupy the Premises, in a careful, safe and proper manner consistent with the operation of a first class office building.  Tenant shall comply, and shall cause its agents, employees, invitees and customers to comply in all respects with the Rules and Regulations attached as Exhibit D, which Rules and Regulations are expressly incorporated into this Lease.

(b)  Tenant covenants and agrees not to make any alterations, additions or improvements to the Premises except in accordance with plans and specifications prepared by Tenant and approved in writing by Landlord before any such Alterations are made (“Alterations”).  Tenant agrees that any Alterations made by it shall remain upon the Premises in the absence of any agreement to the contrary;  provided,  however, that Landlord shall have the right, by notice given to Tenant at the time it approves such Alterations, to require the restoration of the Premises to their original condition, in which event Tenant agrees to comply with such requirement prior to the expiration or other termination of this Lease.  Tenant further agrees that it will not cut or drill into or secure any fixtures, apparatus or equipment of any kind in or to any part of the Premises without first obtaining Landlord's written consent, which consent shall not unreasonably be withheld, delayed or conditioned.  All Alterations made by Tenant shall immediately become the property of Landlord and shall not (except as provided above) be removed by Tenant at the conclusion of the Lease term.  Tenant shall not be required to obtain Landlord’s approval with regard to merely cosmetic changes within the Premises.

(c)  Tenant covenants and agrees not to place or suffer to be placed, or maintain, any sign billboard, marquee, awning, decoration, placard, lettering, advertising matter or other thing of any kind, whether permanent or temporary, on the exterior of the Premises or on the glass of any window or door of the Premises, without first obtaining Landlord's written approval thereof. Tenant further agrees to maintain any sign, billboard, marquee, awning, decoration, placard, lettering or advertising matter or other thing of any kind as may be approved by Landlord in good condition and repair at all times. Landlord may, in addition to any other remedies available under this Lease, remedy any breach of the covenants of Tenant in this subparagraph (c) by entering the Premises and removing any sign or other matter violating any of the Premises and removing any sign or other matter violating any of the foregoing covenants, without notice to Tenant and without any liability to Tenant whatsoever.

(d)  Tenant covenants and agrees to execute and comply with all laws, rules, orders, directions and requirements of all governmental departments, bodies, bureaus, agencies and officers, and with all rules, directions, requirements and recommendations of the local board of fire underwriters and the fire insurance rating organizations having jurisdiction over the area in which the Premises are situated, in any way pertaining to the Premises or the use and occupancy thereof.   In the event Tenant shall fail or neglect to comply with any of the aforesaid laws, rules, orders, directions, requirements or recommendations, Landlord or its agents may enter the Premises and take all such action and do all such work in or to the Premises which may be necessary in order to cause compliance with such laws, and Tenant covenants and agrees to reimburse Landlord in taking such action and performing such work. Tenant further covenants and agrees not to do or suffer to be done, or keep or suffer to be kept anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including, but not limited to, public liability or which will prevent Landlord from procuring such policies in companies reasonably acceptable to Landlord; and if anything done, omitted or to be done or suffered to be done by Tenant, or kept, or suffered by Tenant to be kept, in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises, or other property of Landlord, in companies reasonably acceptable to Landlord, to be increased beyond the minimum rate from time to time applicable to the Premises (it being understood and agreed that such "minimum rate" means the rate charged by such insurance company for similar buildings which include  tenants conducting business substantially similar to Tenant's business), or any adjoining stores or to other property of Landlord for the use or uses made thereof, Tenant will pay the amount of such increases promptly upon Landlord's demand. Notwithstanding the foregoing, Tenant shall have no obligation under this paragraph to make any structural alterations or repairs to the Premises, or to comply with any requirements affecting the Building in general.

(e)  Tenant covenants and agrees that if any mechanics' or materialmen's lien or other lien shall be filed against the Premises, or any other part of the Building, by reason of or arising out of any labor or material furnished or alleged to have been furnished, to or for the Premises or any occupant thereof, Tenant shall in any such events, cause the same to be canceled and discharged of record by bond or otherwise as allowed by law, at Tenant's expense, within five (5) days after the filing thereof; and Tenant will pay any damages and satisfy and discharge any judgment entered thereon and save Landlord harmless from any claim or damage resulting therefrom.   If at any time Tenant does not comply with the covenants made in this subparagraph, Landlord may, at its option, after giving Tenant three (3) days prior written notice of its intention to do so, cause such lien to be canceled and discharged of record by bond or otherwise as allowed by law, and Tenant shall pay all costs thereof, including reasonable attorney's fees, as additional rent, payable with the next ensuing installment of minimum rent.

(f) Tenant shall comply with the rules and regulations attached hereto as an exhibit and such other amendments and additions thereto which Landlord may deem necessary or desirable.

SECTION 13.  ROOF AND WALLS

Landlord shall have the exclusive right to use all or any part of the roof and walls of the Premises for any purpose; to erect additional structures over all or any part of the Premises; and to erect and maintain in connection with the construction thereof, temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the interior of the Premises shall not be denied and that there shall be no encroachment upon the Premises.  Except for an emergency, Landlord shall not materially impede access to the Premises, or materially reduce the amount of parking available for use by Tenant’s customers.

SECTION 14.  PUBLIC LIABILITY; TENANT’S INSURANCE

(a)  Tenant covenants and agrees to indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury or damage to property rising from or out of Tenant's occupancy or use of the Premises or the Common Area or any part thereof, or any other part of Landlord's property, or occasioned wholly or in part by any act or omission of Tenant's, its agents, contractors or employees.

(b)  Tenant will keep in force at its own expense during the term of this Lease, public liability insurance with respect to the Premises in companies reasonably acceptable to Landlord and in a policy or policies, the form of which is or are satisfactory to Landlord, covering both Landlord and Tenant, with minimum limitations of One Million Dollars ($1,000,000.00) on account of bodily injury to or death of one person and Two Million Dollars ($2,000,000.00) on account of bodily injury to or death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limitations of One Hundred Thousand Dollars ($100,000.00); Tenant will deposit the policy or policies of such insurance or certificate thereof with Landlord on or before the commencement of the term of the Lease. If, at any time, Tenant does not comply with the covenants made in this subparagraph, Landlord may, at its option, cause insurance as aforesaid to be issued, and in such event, Tenant agrees to pay the premiums for such insurance promptly upon Landlord's demand.

SECTION 15. TENANT’S SHARE OF TAXES, OPERATING COSTS AND INSURANCE

(a)  As used herein, the following terms have the following meanings:

(i)  "Taxes" means all taxes, assessments (special or otherwise), water or sewer service charges and other governmental levies and charges of any and every kind, nature and type whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor on the Building and the lot on which the Building is located, including the levy, assessment or imposition of any tax on real estate as such not now levied, assessed or imposed.  Taxes shall also include the cost, including appraisers and reasonable attorney's fee of any negotiation, contest or appeal pursued by Landlord in any effort to reduce taxes or assessments on which any tax or other imposition provided for in this paragraph is based. Taxes shall be allocated between the office and retail portions of the Property on a leasable square footage basis.

(ii) "Operating Costs" means all costs and expenses of every kind and nature incurred in  connection with the management, operation, maintenance, repair, redecorating or refurbishing of the Common Areas of the Building, including, but not limited to, costs and expenses incurred by Landlord in gardening, landscaping, store drainage and other utility systems, fire protection and security services, if any, traffic control equipment, repairs, parking lot striping, lighting, sanitary control, removal of snow, trash, rubbish, garbage and other refuse, depreciation on or rentals of machinery and equipment used in such maintenance, the cost of personnel, if any, to implement such services, the cost of general administration and supervision of the Common Areas, any assessments or charges against the Building under any reciprocal easement agreement, and all other costs which under generally accepted accounting principles would be expenses chargeable to the ownership and operation of the Common Areas of the Building.  Any of the foregoing costs which are capital expenditures will be amortized in accordance with generally accepted accounting principals. The foregoing Operating Costs shall be allocated on a leasable square footage basis.

The cost of the following services which are provided to the office tenants of the Building shall also be included in Operating Costs and allocated accordingly:

(x)           Electricity, steam, fuel or other utilities used in lighting, heating, ventilating and air conditioning the office portions of the Building including the elevator lobby;

(y)           Window cleaning and janitorial service including all equipment and supplies for the office portions of the Building and the elevator lobby;

(z)           Maintenance of mechanical, electrical and heating, ventilating and air conditioning for the office portions of the Building and elevator lobby.

 (iii)  "Insurance" means the total premium cost of all insurance carried by Landlord with respect to the Building, including but not limited to, those risks covered under so-called extended coverage endorsements or difference in risk endorsements, as well as loss of rent insurance following a fire or other insurable casualty covered by such policy or policies and public liability and property damage insurance. Insurance shall be allocated between the office and retail portions of the Building on a leasable square footage basis.

(iv)  “Tenant’s Percentage Share” shall be the percentage derived by dividing the Tenant’s Floor Area by the total leasable square footage of the Building.

(b) Throughout the Term Tenant shall pay to Landlord, as Additional Rent the following:

(i)           Tenant's Proportionate Share of any increase of the Operating Expenses (as defined hereinafter) over the base year operating expenses (for purposes of this lease, the base year shall be the calendar year 2008) (other than specific costs which are separately billed to and paid by specific tenants), which shall include the cost of utilities consumed within the Building and within each separately leased Premises and all costs and expense for the maintenance, repair, reserve for replacement and operation of the Building, the common areas and facilities and all systems and services provided therein, including, without limitation, the cost of insurance, supplies, salaries, fees, service contracts, janitorial, utilities, landscaping, painting and decorating, professional services, trash removal, fire protection, elevators, management fees and the cost of any other items which, under generally accepted accounting principles consistently applied from year to year, are chargeable to operating expenses (collectively "Operating Costs"), all as more fully set forth in Paragraph 15(a)(ii) hereof.

(ii)           Tenant's Proportionate Share of any increase of Taxes for real property over the base tax year (for purposes of this lease, the base tax year will be the calendar year 2008.  “Taxes” consist of any of the following: front foot benefit, Metropolitan District and other similar taxes or public or private assessments (whether regular or special), including Columbia Park and Recreation Association taxes, and including any tax, levy or other charge on this Lease or the Landlord, or rents received from Columbia 100/Corporate Center, wholly or partially in lieu of or in addition to said taxes (collectively "Taxes).

(iii) Tenant's Proportionate Share of any increase of the Insurance (as defined in Paragraph 15(a)(iii)) over the base year Insurance expense (for purposes of this lease, the base year shall be the calendar year 2008)

 (c)  Landlord may notify Tenant from time to time of the amount which Landlord estimates will be the amount payable by Tenant in accordance with paragraph (b) hereof for Tenant’s Percentage Share of Operating Costs, Tenant’s Percentage Share of Insurance and Tenant’s Percentage Share of Taxes, and Tenant shall pay such amount to Landlord in equal monthly installments in advance on or before the first day of each month during the Term.  Within a reasonable period of time following the end of each fiscal year, Landlord shall submit to Tenant a statement showing the calculation of Tenant’s Percentage Share of Operating Costs, Tenant’s Percentage Share of Insurance and Tenant’s Percentage Share of Taxes to be paid by Tenant with respect to such year, the amount thereof theretofore paid by Tenant, and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be.  Each such statement shall be final and conclusive between the parties hereto, their successor and assigns, as to the matters therein set forth if no objection is raised with respect thereto within ninety (90) days after submission of each such statement.

SECTION 16.  TRADE FIXTURES

All trade fixtures installed by Tenant in the Premises, other than improvements made by Tenant to the Premises,  shall remain the property of Tenant and shall be removable at the expiration of the term of this Lease or other termination thereof, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease; otherwise, such property shall not be removable and Landlord shall have a lien on said fixtures to secure itself against loss and damage resulting from said default or defaults by Tenant.

SECTION 17.  ACCESS

Either immediately in an emergency, or otherwise upon reasonable prior notice to Tenant, Landlord, its agents, employees and contractors shall have the right to enter the Premises and all parts thereof at all reasonable times, to inspect same, to enforce or carry out the provisions of this Lease, and to show the same to lenders, prospective tenants and purchasers.

SECTION 18.  TERMINATION OF TERM; HOLDOVER

(a)  The parties hereto covenant and agree that this Lease and the tenancy hereby created shall cease and determine at the end of the original term hereof without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to remove the same, and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of Premises from a Tenant holding over to the same extent as if statutory notice were given.  If Tenant shall fail to vacate the Premises at the end of the Term, Tenant shall be deemed a “Tenant Holding Over” and shall pay rent equal to twice the Annual Basic Rent payable during the last Rental Year of the Term and shall be responsible for all losses or damages incurred by Landlord as the result of such holdover.

SECTION 19.  CASUALTY

(a)           If the Premises or the Building shall be damaged by fire, the elements or other casualty, and the cost of repairing such damage shall equal thirty percent (30%) or more of the fair replacement value of the Premises (excluding contents) immediately prior to such damage (a "Major Casualty"), Landlord shall have the right to terminate this Lease by giving Tenant written notice of its election to do so within ninety (90) days after the date on which the damage occurs, whereupon this Lease shall terminate as of the date on which the damage occurs, and the Basic Rent and Additional Rent shall be adjusted as of said date.  Tenant shall have the equivalent right to terminate the Lease in the event of a Major Casualty, provided however, that Tenant's notice electing to terminate must be given within thirty (30) days of the date of the Major Casualty; but if no such notice is given by either Tenant or Landlord in accordance with the foregoing, this Lease shall continue, and the Landlord shall cause the Premises or Building, as the case may be, to be repaired or restored with reasonable diligence but only to the extent of insurance proceeds paid to it.  Except in the event of termination of this Lease, as aforesaid, until such restoration is completed, the Basic Rent and Additional Rent shall be abated to the extent of the fair rental value of such portion, if any, of the Premises as shall be rendered unfit for occupancy in consequence of such damage, for the period of time of such unfitness for occupancy.

(b)           Notwithstanding the right granted to Tenant in the preceding paragraph to terminate the Lease in the event of a Major Casualty, if the Tenant exercises that right, then, for fifteen (15) days from receipt by Landlord of notice of such election, Landlord shall have the right to notify the Tenant that it intends to restore the Premises, or Building, as the case may be, at which point Tenant's right of termination shall thereby be extinguished.  Landlord's notice of its election to restore shall state that the Landlord undertakes to restore the Premises without regard to the extent of insurance proceeds, but with the restoration not extending to perils to be insured by Tenant pursuant to Section 12.  The notice must also state that the Landlord agrees to substantially complete the restoration within six months of the date of notice.

(c)           If the Premises shall be damaged by fire, the elements or other casualty, and the cost of repairing such damage shall be less than thirty percent (30%) of the fair replacement value of the Premises (excluding contents) immediately prior to such damage, the Lease shall continue in full force and effect, provided that until restoration is completed, the Basic Rent and Additional Rent shall be abated to the extent of the fair rental value of such portion, if any, of the Premises as shall be rendered unfit for occupancy in consequence of such damage, for the period of time of such unfitness for occupancy. If Landlord fails to restore the Premises within six (6) months of the date of such damage, Tenant shall have the right for thirty (30) days after the expiration of such six (6) month period, as its sole and exclusive remedy to terminate this Lease, effective as of the date of giving of such notice.

(d)  Notwithstanding the foregoing, if any part of the Building is damaged, but the Premises shall not be rendered untenantable, Tenant shall have no right to terminate this Lease.

SECTION 20.  EMINENT DOMAIN

If the whole or any part of the Premises shall be taken under the power of eminent domain, then this Lease shall terminate as to the part so taken on the day when Tenant is required to yield possession thereof, and Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition; and the Annual Basic Rent shall be reduced proportionately.  If the amount of the Premises so taken is such as to substantially impair the usefulness of said Premises for the purposes for which the same are hereby leased, then either party shall have the option to terminate this Lease by written notice given within thirty (30) days after the date when Tenant is required to yield possession. The compensation awarded for such taking, both as to Landlord’s reversionary interest and Tenant’s interest under this Lease, shall belong to and be the property of the Landlord; provided, however, that the Landlord shall not be entitled to any portion of the award made to Tenant for the cost of removal of its fixtures.

SECTION 21.  ADDITIONAL RENT

Whenever under the term of this Lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, whether such payment is to be made to Landlord or to any other party, and said additional amount which Tenant is to pay is not designated as “additional rent”, or provision is not made for the collection of said amount as “additional rent”, then said amount shall nevertheless, at Landlord's option, if not paid when due, be deemed “additional rent”, and shall be collectible as such with the first installment of minimum rent thereafter falling due hereunder.

SECTION 22.  DEFAULT

(a)           Tenant covenants and agrees to pay the Annual Basic Rent and Additional Rent, at the times and in the manner hereinabove set forth.

(b)           If Tenant shall fail to pay any installment of Annual Basic Rent or Additional Rent or other sums provided for when due, or fails to perform any of its other obligations under this Lease and such failure is not cured within ten (10) business days of written notice by Landlord of such default, or an event described in subsection (c) below occurs (any of such events being referred to as a “Default”), then in any of said events, Landlord may, at its option, re-enter and resume possession of the Premises, and/or declare this Lease, and the tenancy hereby created, terminated, and thereupon remove all persons and property from the Premises, in a manner prescribed by law.  In the event of a Default, Landlord shall be entitled to the benefit of any public general or public local laws, now or hereafter enacted, relating to the speedy recovery of possession of lands and tenements held over by tenants in Howard County; and notwithstanding such reentry and/or termination, or in the event Landlord does not reenter under this subsection (b) or subsection (c), Tenant shall remain liable for any rent and other amounts due or accrued to Landlord including damages and the expenses incurred hereinafter described, caused to Landlord prior and subsequent thereto, and Tenant shall further be liable to pay to Landlord the amount of the Annual Basic Rent and Additional Rent (as estimated by Landlord) reserved under this Lease for the unexpired Term of this Lease, less such amounts as Landlord may from time to time actually receive from others to whom the Premises or parts thereof may be rented from time to time (in Landlord’s sole discretion), from which amounts Landlord shall first be entitled to deduct all expense incurred in recovering possession of and in re-letting the Premises, including improvements thereto, including, but not by way of limitation, attorney fees (determined by attorney time spent multiplied times standard hourly rates and which may be deemed additional rent), brokerage fees and the costs of cleaning and repairing the Premises, but Tenant shall not be entitled to any excess of such amounts received from others over the liability of Tenant hereunder; provided further Landlord shall be entitled, at its option, to relief by injunction, or otherwise, in a Court of Equity against continuance of any violation of a covenant or agreement of this Lease.

(c)           (i) If Tenant shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors, or (ii) if Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or (iii) if Tenant shall take any corporate action to authorize any of the actions set forth in subparagraphs (i) or (ii) above, or (iv) if any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within seven (7) days after the entry thereof, or (b) remains undismissed for a period of seven (7) days, or (v) if any execution, attachment or mechanics' lien against Tenant or the Premises be unsatisfied or unsecured by adequate corporate surety bond or cash security) for more than fifteen (15) days, Landlord, may at its option, immediately upon the happening of any of such events, terminate this Lease and/or reenter and resume possession of the Premises, retaining all rights permitted under subsection (b) and (c) hereof against Tenant, and its receiver, trustee, custodian or similar official.

(d)  In the event of a Default, Landlord may elect, in its sole discretion, to re-let the Premises but shall have no obligation to do so or to otherwise mitigate its damages.

SECTION 23.  LANDLORD’S CURE OF TENANT DEFAULT

Tenant will perform its covenants expressed in this Lease to the reasonable satisfaction of the Landlord; Tenant will, within ten (10) business days of receipt of written notice specifying action desired by Landlord pursuant to any of Tenant's covenants, comply with such notice; and, in addition to Landlord's immediate remedies for Tenant's Default, if compliance to Landlord's reasonable satisfaction has not occurred within such ten days after delivery of such notice (except in emergency, Landlord need not give any notice), then Landlord may, at its option, without prejudice to Landlord’s remedies under Section 20, perform such action required of Tenant by the notice, and for such purpose Landlord, its agents, servants, and employees, may enter upon the Premises, Tenant waiving any claim to loss or damage from such action, and agreeing to pay Landlord promptly upon demand any expense it incurs.  Any money paid or expense incurred by Landlord, including any appropriate overhead cost shall be considered Additional Rent, payable together with the next monthly installment of rent falling due after Landlord's demand for payment.

SECTION 24.  REMEDIES CUMULATIVE

No mention in the Lease of any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled either at law or in equity; and the failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of Tenant under this Lease or to exercise any option or right herein contained shall be construed as a waiver or relinquishment for the future or such covenant, right or option, but the same shall remain in full force and effect unless the contrary is expressly waived in writing by Landlord.

SECTION 25.  INJURY FROM LEAKAGE, ETC.

Landlord shall not be liable for any injury or damage to persons or property resulting from falling plaster, steam, gas, electricity, water, rain or snow which may leak or issue from any part of the Premises or from pipes, appliances or plumbing, or from sewers or the street or subsurface, or from any other place, by dampness or other cause of whatsoever nature, unless due to the negligence or willful misconduct of Landlord, its agents, or employees.

SECTION 26.  RECORDING

In the event Landlord elects to record this Lease or a Memorandum of this Lease, Tenant agrees to execute said Memorandum of Lease, if Landlord so requests, and Landlord will pay all recording charges, including revenue stamps and any transfer tax assessed at the time of this Lease or such Memorandum is recorded. In the event Tenant elects to record this Lease or a Memorandum of this Lease, Landlord agrees to execute said Memorandum of Lease, if Tenant so requests, and Tenant shall be solely responsible for the cost of all recording charges, including revenue stamps and any transfer tax assessed at the time of this Lease or such Memorandum is recorded.

SECTION 27.  TAXES ON LEASE OR TENANT’S PERSONAL PROPERTY

Tenant shall be responsible and shall pay any taxes or assessments levied or assessed during the term of this Lease against any leasehold interest of Tenant or personal property or trade fixtures of Tenant of any kind, owned by Tenant or placed in, upon or about the Premises by Tenant.

SECTION 28.  SUCCESSORS AND ASSIGNS; LIMITATION OF LIABILITY

Except as herein provided, this Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its permitted successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and only such assignees of Tenant to whom an assignment by Tenant has been consented to in writing by Landlord. In the event more than one person, firm or corporation is named herein as Tenant,  the liability of all parties named herein as Tenant shall be joint and several.

In the event Landlord’s interest under this Lease is transferred or assigned and written notice thereof is given to Tenant, the Landlord herein named, or any subsequent assignee or transferee of Landlord’s interest under this Lease who gives such notice to Tenant, shall automatically be relieved and released from and after the date of such transfer or  conveyance  from all liability hereunder except with respect to liability to refund or return to Tenant any security deposit deposited by Tenant with Landlord.  Further, the liability of Landlord, its successors and assigns, under this Lease shall at all times be limited solely to Landlord’s interest in the Building and in the event the owner of Landlord’s interest in this Lease is at any time a partnership, joint venture or unincorporated association,  Tenant agrees that the members or partners of such partnership, joint venture or unincorporated association shall not be personally or individually liable or responsible for the performance of any of Landlord’s obligations hereunder.

SECTION 29.  ENTIRE AGREEMENT

This Lease contains the entire agreement between the parties hereto; and any agreement hereafter or heretofore made shall not operate to change, modify, terminate or discharge this Lease in whole or in part unless such agreement is in writing and signed by each of the parties hereto.  Landlord has made no representations, warranties, inducements, or promises with respect to the Building or the Premises, except as herein expressly set forth.  Tenant hereby expressly acknowledges that neither Landlord nor Landlord's employees or agents have made any representations, warranties, inducements, or promises with respect to the Building or the Premises, except as herein expressly set forth.

SECTION 30.  SECURITY DEPOSIT

Upon signing this lease agreement, Tenant hereby agrees to pay to Landlord the Security Deposit set forth in Section 1.I. which Landlord shall hold as security for the performance by Tenant's of its obligations under this Lease.   Landlord shall have the right, but not the obligation, to apply said security deposit or any portion thereof to cure or remedy any default by Tenant hereunder, including default in payment of rent. Said sum, if not sooner applied, shall be returned to Tenant, without interest, upon termination of this Lease or upon termination of the last renewal option and Tenant exercises said option.  Landlord shall be entitled to commingle said security deposit with its own funds.

SECTION 31.  NOTICES

Any notice required or permitted to be made by either party under the term of this Lease shall be given in writing and shall be forwarded by certified mail, postage prepaid, return receipt requested and shall be addressed (a) if to Tenant, to the Leased Premises or to such other address as the Tenant shall designate by written notice and (b) if to Landlord at:

(a)	with copies to:
Bay National Bank
2328 West Joppa Road
Lutherville, MD 21093

COLUMBIA 100, LLC
8820 Columbia 100 Parkway, Suite 400
Columbia, MD 21045
P: (410) 884-1960
F: (410) 884-1457

With copies to:

COLUMBIA 100, LLC
PO Box 516
751 Frederick Street
Hanover, PA 17331
P: (717) 632-5300
F: (717) 632-6695

Steven Tiedemann
JPB Enterprises, Inc.
8820 Columbia 100 Parkway, Suite 400
Columbia, MD 21045
P: (410) 884-1960
F: (410) 884-1457

or at such other address as Landlord may designate by written notice.  Notices shall be deemed to have been given when said certified mail is deposited in any United States Post Office.

SECTION 32.  ATTORNEY’S FEES

In the event of a breach by Tenant of any of the covenants or provisions hereof, and irrespective of whether Landlord declares a Default or exercises its remedies in connection therewith, Landlord shall have the right to bring a legal action against Tenant in connection therewith, to obtain an injunction of such breach therein, and the right to invoke any other remedies allowed at law or at equity as if re-entry, summary proceedings, or other remedies were not herein provided for; and in the event of such breach by Tenant, Landlord shall be entitled to recover from Tenant, payable as Additional Rent hereunder, any and all reasonable expenses as Landlord may incur in connection with its efforts to secure such injunctive relief or other remedy at law or in equity, including, but not limited to, court costs and attorneys' fees.

SECTION 33.  NON-WAIVER

No agreement to accept a surrender of the Premises prior to the expiration of the Lease term shall be valid unless in writing and signed by an authorized representative of Landlord. The delivery of keys by or on behalf of Tenant for any part of the Premises to any employee or partner of Landlord or Landlord's agent or any employee of such agent shall not operate as a termination of this Lease or as a surrender of the Premises.  The failure of Landlord to seek redress for violation of, or to insist on the strict performance of, any covenant of this Lease of any of the rules and regulations in effect from time to time, whether by express waiver or otherwise, shall not present a subsequent action, which would have originally constituted a violation, from having all the force and effect of any original violation.  The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach.  The failure of Landlord to enforce any of the rules and regulations against Tenant or any other Tenant in the Building shall not be deemed a waiver of any such rule or regulation.  No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed a settlement of a legal dispute or any accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to this Lease provided.  Landlord's consent to, or approval of, any act by Tenant requiring Landlord's consent  or approval  shall  not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant.

SECTION 34.  CAPTIONS

The captions of this Lease are for convenience only and are not a part of this Lease.

SECTION 35.  WAIVER

Landlord and Tenant hereby expressly waive trial by jury in any action, proceeding or counterclaim, brought by either of them against the other, or any matter whatsoever arising out of, or in any way connected with,  this Lease,  their relationship as Landlord and Tenant, Tenant's use and occupancy of the demised Premises, and/or claim of injury or damage.

SECTION 36.  BROKER'S COMMISSION

Tenant and Landlord warrant that they have dealt with no broker in connection with this Lease, except the person or entity identified in Section 1.L., and agree to indemnify and safe the other harmless from all claims, actions, damage, costs and expenses and liability whatsoever, including reasonable attorneys' fees, that may arise from any breach of this warranty.  Landlord will be responsible for the payment of commission (s) and agree to make payment (s) to Broker in accordance with its Letter of Agreement.

SECTION 37.  HAZARDOUS WASTE

(a) Except as set forth in Paragraph (e) hereof, Tenant represents and warrants that it will not use, store or place upon the Premises, nor permit the use, storage or placement upon the Premises, of any materials which, under federal, state or local law, statute, ordinance or regulation, or court of administrative order or decree, or private agreement (hereinafter called “Environmental Requirements”), require special handling in collection, storage, treatment or disposal, including but not limited to, any asbestos, PCB transformers, or other toxic, hazardous or contaminated substances (hereinafter collectively called “Hazardous Substances”).  Tenant hereby indemnifies and saves Landlord harmless from all liabilities and claims arising from the use, storage or placement of any Hazardous Substances upon the Premises or elsewhere within the Building or property of Landlord  (if brought or placed thereon by Tenant, its agents, employees, contractors or invitees); and Tenant shall (i) within fifteen (15) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements and (ii) within fifteen (15) days after written demand therefore, reimburse Landlord for any amounts expended by Landlord to comply with any Environmental Requirements with respect to the Premises or with respect to any other portions of the Building or property as the result of the placement or storage of Hazardous Substances by Tenant, its agents, employees, contractors or invitees, or in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorneys' fees, fines or other penalty payments.  The indemnification set forth herein shall forever survive the expiration or earlier termination of this Lease.

(b)  If   Tenant   has   violated   any   Environmental Requirements as finally determined by any governmental agency, body, or court, or if Landlord obtains and delivers to Tenant an report prepared by an engineer or other party engaged in the business of testing and determining the existence of Hazardous Substances, which report demonstrates that there are Hazardous Substances used, stored or placed upon the Premises, then Landlord shall have the right and option, after fifteen (15) days’ prior written notice to Tenant, to terminate this Lease by written notice thereof to Tenant, in which event Landlord shall retain all rights and remedies provided for herein.  If Landlord shall obtain and deliver to Tenant a report as set forth in this Section 37(b), then Tenant shall have fifteen (15) days within which to cure the problems noted in said report, at the end of which fifteen (15) day period Landlord's option to terminate as set forth herein shall commence.

(c)  Assuming that Tenant is not otherwise in default under this Lease, Tenant shall have those number of days granted to it by any governmental agency, body or court within which to cure any alleged violation of environmental requirements   Upon the expiration of such time period, Landlord shall have the right, but not the duty, to take any and all steps or actions necessary to clean or otherwise cure the environmental hazard alleged to exist by said governmental agency, body, or Court.  If Landlord exercises said option, Tenant shall pay Landlord the cost of all such actions taken pursuant to this provision.

(d)  Tenant hereby grants Landlord, and Landlord's agents and employees (including but not limited to, any engineers or other parties engaged in the testing of Hazardous Substances) the right to enter upon the Premises upon five (5) days' prior written notice, except in a bona fide emergency, for the purpose of determining whether Tenant, its agents, employees contractors or invitees, has violated any of the provisions of this Section.

(e)  Tenant represents and warrants that, as of the date of this Lease, it currently uses, employs, stores, or intends to use, employ or store on the Premises those substances listed in Exhibit E to this Lease (hereinafter collectively called "Tenant Substances").  Without representing that the Tenant Substances are or are not Hazardous Substances, as that term is used herein, Tenant warrants and represents that it shall use, employ, store or otherwise handle or deal with said Tenant substances in accordance with all applicable Environmental Requirements.  Landlord agrees that Tenant is authorized to store on the Premises those substances listed in “Exhibit E” and that such storage, of permitted under applicable Environmental Requirements, will not constitute an event of default under the terms and conditions of this Lease.

(f)  Landlord hereby represents and warrants that as of the date hereof, the Premises are free and clear of any and all Hazardous Materials and are in compliance with all Environmental Requirements.

(g)  For purposes of Paragraphs (a) and (b) of this Section 37, the term “Tenant" also refers to Tenant’s agents, employees, contractors, or invitees.

SECTION 38.  RENEWAL OPTIONS

If Tenant is not then in default under this lease or any of the provisions hereof, Tenant may extend the term of this Lease two (2) additional successive periods of five (5) years, by notifying Landlord in writing of its intention to do so at least one hundred eighty (180) days prior to the expiration of the then current term.  Each such renewal term shall be under the same terms and conditions as are herein set forth except that (i) the Annual Basic Rent for each year of the renewal term shall increase by three percent (3%) over the prior year’s rent and (ii) Landlord shall have no obligation to do any work in the Premises or pay Tenant any improvement allowance.  There will be no additional right to renew or extend this Lease except as provided hereinafter.

SECTION 39.  CONFIDENTIALITY

Intentionally left blank.

SECTION 40. RELOCATION

Landlord reserves the right at any time prior to the Commencement Date or during the Lease Term upon ninety (90) days prior notice to relocate Tenant provided: (1) that Tenant approves the location and size of the new premises and (2) Landlord pays all reasonable moving costs incurred by Tenant in connection with such move.  If Landlord exercises this right, the written notice to Tenant shall include a drawing showing the size and location of the new premises.  If Tenant approves the new location, the parties shall execute an amendment to this Lease which will specify the change in the premises, but this Lease shall in no other respect be amended and the rent payable hereunder shall not abate except for any period involved in actually moving of Tenant, during which period Tenant does not have use of the demised premises for the ordinary conduct of its business.  If Tenant does not send Landlord written notice of its disapproval of the proposed relocation within said ninety (90) day period, Tenant shall be conclusively presumed to have approved the same.

IN WITNESS WHEREOF, the parties hereto have executed this Lease under their respective seals the day and year first about written.

WITNESS/ATTEST:                                                           LANDLORD:
COLUMBIA 100, LLC

/s/Michael Ellis                                                                 BY:    /s/Michael J. Kalinock
      Michael J. Kalinock, Authorized Agent

WITNESS/ATTEST:                                                                                  TENANT:

/s/Lacey O’Neil                                                                    BY: /s/ Mark A. Semanie____(SEAL)

PRINT NAME: Mark A. Semanie

STATE OF    Maryland  :
COUNTY OF Howard  :

On this the 3rd day of  October , 2007, before me,  Cecile Zaycer, personally appeared, Michael J. Kalinock, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

                                        /s/Cecile L. Zaycer
Notary Public

My Commission Expires:    9/17/2011

STATE OF    Maryland  :
COUNTY OF Baltimore  :

On this the 1st day of October, 2007, before me, Patricia F. Faust, personally appeared, Mark A. Semanie, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

                                                /s/Patricia F. Faust
Notary Public

My Commission Expires:       9/5/2010

EXHIBIT A
FLOOR PLAN

PRICING PLAN FOR:

BAY NATIONAL BANK

NEW SUITE ENTRY DOOR WITH ALUMINUM LETTER SLOT, 12" INTEGRAL SIDELIGHT, TYPICAL
ADJACENT TENANT
LOCK
FURNITURE BY TENANT, TYPICAL
RECEPTION
15'-0"x18'-0"
EXISTING PARTITION TO REMAIN, TYPICAL
COATS
NEW ROD AND SHELF
RECEPTION DESK BY TENANT
REF.
REFRIGERATOR WITH WATER LINE, BY TENANT
DISHWASHER BY TENANT, INSTALLED BY CONTRACTOR
COFFEE/COPY AREA
VCT
NEW LAMINATE COUNTER WITH BASE AND WALL CABINETS, DROP SINK WITH DISPOSAL
VCT
CARPET
VCT
CARPET
FILES BY TENANT, TYPICAL
OFFICE 9
11'-0"x10'-0"
NEW DECK TO DECK PARTITION, TYPICAL
OFFICE 8
17'-0"x9'-6"
NEW FLOOR TO CEILING PARTITION, TYPICAL
OFFICE 7
13'-0"x10'-0"
OFFICE 6
13'-0"x10'-0"
STORAGE
12'-0"x6'-0"
LOCK
LOCK
VCT
TELE/DATA
9'-0"x7'-0"
1/2" PAINTED FRT PLYWOOD
CONFERENCE
23'-0" x 13'-0"
BORDER CARPET
LIGHTS ON DIMMERS
GLASS TRANSOM PANEL
CEILING MOUNTED JUNCTION BOX WITH RING AND STRING FOR TELE/DATA
OFFICE 5
12'-0"x10'-0"
NEW DOOR WITH 12" INTEGRAL SIDELIGHT, TYPICAL
NEW DUPLEX ELECTRICAL OUTLET, TYPICAL
OFFICE 1
10'-0"x17'-0"
OFFICE 2
9'-6"x13'-0"
OFFICE 3
9'-0"x13'-0"
OFFICE 4
14'-0"x8'-6"
NEW TELE/DATA OUTLET, TYPICAL
0 2' 4' 8' 16'
SCALE 1/8" = 1' - 0"

CRITICAL DIMENSIONS SHALL NOT BE SCALED

EXISTING CONDITIONS HAVE NOT BEEN FIELD VERIFIED BY ARIUM INC.

ARIUM
ARCHITECTURE ENGINEERING
INTERIORS PLANNING
SUITE 455
5457 TWIN KNOLLS RD.
COLUMBIA, MD. 21045
BALT (410) 730-2300
WASH. (301) 621-4600
FAX (410) 730-2796

PROJECT:
BAY NATIONAL BANK
THIRD FLOOR
6820 COLUMBIA 100 PKWY
COLUMBIA, MD

DWG: BL1a
DATE: 28 SEPT 07
FILE: C1FBNBL1
DRAWN BY: SLA/RBS

EXHIBIT B
LANDLORD’S WORKLETTER

Landlord shall build out Tenant’s space consistent with the floor plan illustrated in Exhibit A, subject to the following:

EXHIBIT C
COMMENCEMENT DATE AGREEMENT

THIS AGREEMENT made and entered into this __________ day of __________, 2007 by and between COLUMBIA 100, LLC (hereinafter called "Landlord") and Bay National Bank (hereinafter called "Tenant").

WHEREAS, Landlord and Tenant entered into a Lease ("Lease") dated __________,  2007,  pursuant  to  which  Landlord demised and leased to Tenant, and the latter rented from the former certain Premises within the Columbia 100 Corporate Center, as more particularly described in the Lease and Floor Plan attached thereto as Exhibit A.

AND WHEREAS, pursuant to the provisions of this Lease, the parties agreed to execute an Agreement in recordable form setting forth the exact commencement and termination dates of the Lease term when said dates were ascertained.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH, that pursuant to the provisions of the Lease relating to the commencement of the Lease term,  Landlord and Tenant,  for themselves,  their heirs, successors and assigns, intending to be legally bound hereby agree and stipulate as follows:

1.  The Lease term commenced on the __________ day of __________, 2007 and the lease term will terminate unless sooner terminated or extended as in said Lease provided on the __________ day of  __________, __________.

2.  This  Agreement  is  solely  intended  to  constitute  a confirmation  by  the  parties  hereto  of  the  commencement  and termination dates of the Lease term as provided in the  Lease, and is not intended to amend or otherwise modify the Lease except as herein expressly set forth.  The parties hereto acknowledge that the Lease is in full force and effect.

IN WITNESS WHEREOF,  the parties hereto have executed this Lease under their respective seals the day and year first about written.

WITNESS/ATTEST:                                                                                             LANDLORD:

             COLUMBIA 100, LLC

___________________________                                   By:_____________________________
                                              , Authorized Agent

WITNESS/ATTEST:                                                                                             TENANT:

___________________________                                   By:_____________________________

EXHIBIT D
RULES AND REGULATIONS

1.  Tenant shall not obstruct or permit its agents, clerks or servants to obstruct, in any way, the sidewalks, entry passages, corridors, halls, stairways or elevators of the Building, or use the same in any other way than as a means of passage to and from the offices of Tenant; bring in, store, test or use any material in the Building which could cause a fire or an explosion or produce any fumes or vapor; make or permit any improper noises in the Building, smoke in the elevators; throw substances of any kind out of the window sills; or clean the windows.

2.  Water closets and urinals shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them.  Waste and excessive or unusual use of electricity or water is prohibited.

3.  Tenant shall not: (i) obstruct the windows, doors, partitions and lights that reflect or admit light into the halls or other places in the Building, or (ii) inscribe, paint, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other part of the interior or exterior of the Building/Property without the prior written consent of Landlord.

4.  No contract of any kind with any supplier of towels, toilet articles, waxing, rug shampooing, Venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant, nor shall any vending machine of any kind be installed in the Building, without the prior written consent of Landlord.

5.  When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord.  The number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be subject to similar floor covering so that the same shall be in direct contact with the floor of the Premises; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, the use of cement or other similar adhesive material being expressly prohibited.

6.  No additional lock or locks shall be placed by Tenant on any door in the Building, without prior written consent of Landlord.  Two keys will be furnished Tenant by Landlord; two additional keys will be supplied to Tenant by Landlord, upon request, without charge; any additional keys requested by Tenant shall be paid for by Tenant. In the event Tenant requires additional keys, Landlord will charge Tenant the actual amount of replicating the keys, plus ten percent for administrative costs.  Tenant, its agents and employees, shall not have any duplicate keys made and shall not change any locks.  All keys to doors and washrooms shall be returned to Landlord at the termination of the tenancy, and in the event of any loss of any keys furnished, Tenant shall pay Landlord the cost thereof.

7.  Tenant shall not employ any person or persons other than Landlord's janitors for the purpose of cleaning the Premises, without prior written consent of Landlord.  Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage done to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

8.  No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises.

9.  Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises; manufacture or store goods, wares or merchandise upon the Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Premises to be used for gambling; make any unusual noises in the Building/Premises; permit to be played any musical instrument in the Premises; permit to be played any radio, television, re-corded or wired music in such a loud manner as to disturb or annoy other tenants; or permit any unusual odors to be produced upon the Premises.  Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typewriter, or for the storage, manufacture, or sale of intoxicating beverages, narcotics, tobacco in any form, or as a barber or manicure shop.

10.  No awnings or other projections shall be attached to the outside walls of the Building/Premises.  No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the Landlord.  Such curtains, blinds and shades must be of a quality, type, design, and color, and attached in a manner approved by Landlord.

11.  Canvassing, soliciting and peddling in the Building/Premises are prohibited, and Tenant shall cooperate to prevent the same.

12.  There shall not be used in the Premises or in the Building, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in passenger elevators.

13.  Tenant, before closing and leaving the Premises, shall ensure that all windows are closed and all entrance doors locked.

14.  Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's opinion tends to impair the reputation of the Building/Property or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

15.  Landlord shall have the right to prohibit any aroma, noise or music emanating from the Premises which in Landlord’s opinion tends to impair the right to quiet enjoyment by other Tenant’s in the Building/Property, and upon written notice from Landlord, Tenant shall refrain from or discontinue such noise or music.

16.  Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

(a)	the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

(b)	the right to change the name or address of the Building/Property, without incurring any liability to Tenant for so doing;

(c)	the right to install and maintain a sign or signs on the exterior of the Building;

(d)	the exclusive right to use or dispose of the use of the roof of the Building;

(e)	the right to limit the space on the directory of the Building to be allotted to Tenant;

(f)	the right to grant to anyone the right to conduct any particular business or undertaking in the Building/Property.

17.  Tenant shall list all articles to be taken from the building (other than those taken out in the usual course of business of Tenant) on Tenant's letterhead, or a blank which will be furnished by Landlord.  Such list shall be presented at the office of the Building for approval before such articles are taken from the Building or accepted by an elevator operator.

18.  As used herein the term "Premises" shall mean and refer to the "Leased Premises" as defined in Exhibit A of the Lease.

EXHIBIT E
HAZARDOUS SUBSTANCES

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